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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) December 27, 2000

DLJ Mortgage Acceptance Corp. (as depositor under an Amended and Restated Trust Agreement, dated as of December 27, 2000, and pursuant to which an Indenture was entered into, providing for, inter alia, the issuance of Asset-Backed Notes, Series 2000-6)


                          DLJ Mortgage Acceptance Corp.
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             (Exact name of registrant as specified in its charter)

DELAWARE                             333-75921                  13-3460894
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(State or Other Jurisdiction         (Commission             (I.R.S. Employer
of Incorporation)                    File Number)            Identification No.)


277 Park Avenue
New York, New York                                                 10172
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(Address of Principal                                            (Zip Code)
Executive Offices)


Registrant's telephone number, including area code, is (212) 892-3000


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

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
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         (a)      Not applicable

         (b)      Not applicable

         (c)      Exhibits:

         4.3 Servicing Agreement dated as of December 1, 2000 among Calmco Servicing L.P., as master servicer, The Chase Manhattan Bank, as indenture trustee, and the DLJ ABS Trust 2000-6, as issuer.

         4.4 Amended and Restated Trust Agreement dated as of December 27, 2000 between DLJ Mortgage Acceptance Corp., as depositor, and Chase Manhattan Bank USA, National Association, as owner trustee.

         4.5 Indenture dated as of December 27, 2000 between DLJ ABS Trust 2000-6, as issuer, and The Chase Manhattan Bank, as indenture trustee, and Appendix A thereto.

         10.1 Loan Purchase Agreement dated as of December 27, 2000 between DLJ Mortgage Acceptance Corp., as assignee, and DLJ Mortgage Capital, Inc., as assignor.

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                           DLJ MORTGAGE ACCEPTANCE CORP.


                                           By:    /s/ Helaine Hebble
                                                  -------------------------
                                           Name:      Helaine Hebble
                                           Title:     Senior Vice President


Dated: January 11, 2001